Exhibit 99.1

Encore Capital Group Announces Record Third Quarter 2012 Financial Results

Earnings Per Share From Continuing Operations Increased 37% to $0.82 per Fully Diluted

Share; Quarterly Gross Collections Increased 30% to $246 Million

SAN DIEGO, November 1, 2012 — Encore Capital Group, Inc. (Nasdaq: ECPG), through its subsidiaries (the “Company”), a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets, today reported consolidated financial results for the third quarter ended September 30, 2012.

“For the quarter, we delivered strong financial results, including record earnings, collections and operating cash flow,” said Brandon Black, the Company’s President and Chief Executive Officer. “We’ve been very disciplined with the investments we’ve made and how we’ve executed our strategies, and this continues to drive our performance across the board.”

The Company also discussed the major changes taking place in the industry that are likely to lead to increased consolidation in the years ahead. “We built Encore for the exact business and regulatory environment we’re now entering,” Black commented. “Only companies with access to low cost capital, a differentiated operating model, an operating cost advantage and a real commitment to respecting consumers will succeed.”

Third Quarter of 2012 Highlights Include:

•	Gross collections from the portfolio purchasing and recovery business were $246.0 million, a 30% increase over the $189.1 million in the same period of the prior year.

•

Investment in receivable portfolios in the portfolio purchasing and recovery business was $47.3 million, to purchase $1.1 billion in face value of debt, compared to $65.7 million, to purchase $2.0 billion in face value of debt in the same period of the prior year.

•

Available capacity under the Encore Capital Group revolving credit facility, subject to borrowing base and applicable debt covenants, was $145.5 million as of September 30, 2012. Total debt, consisting of the revolving credit facility, senior secured notes and capital lease obligations, was $615.1 million as of September 30, 2012, compared to $389.0 million as of December 31, 2011.

•

Revenue from receivable portfolios in the portfolio purchasing and recovery business, net of allowance adjustments, was $140.7 million, a 21% increase over the $115.8 million in the same period of the prior year. Revenue recognized on receivable portfolios, as a percentage of portfolio collections, excluding the effects of net portfolio allowances, decreased to approximately 57% from 62% in the same period of the prior year.

•

Total operating expenses were $103.6 million, a 22% increase over the $85.2 million in the same period of the prior year. Adjusted operating expense (operating expenses excluding stock-based compensation expense, and tax lien transfer segment operating expenses) per dollar collected decreased to 40.5% compared to 43.8% in the same period of the prior year.

•

Adjusted EBITDA, defined as net income before interest, taxes, depreciation and amortization, stock-based compensation expense, and portfolio amortization, was $150.9 million, a 41% increase over the $106.9 million in the same period of the prior year.

Encore Capital Group, Inc.

•	Total interest expense for the portfolio purchasing and recovery segment increased to $7.0 million, as compared to $5.2 million in the same period of the prior year.

•

Income from continuing operations was $21.3 million, or $0.82 per fully diluted share, compared to income from continuing operations of $15.4 million, or $0.60 per fully diluted share in the same period of the prior year.

•	Total stockholders’ equity per share was $16.64 at the end of the quarter, a 15.0% increase over $14.46 at December 31, 2011.

Conference Call and Webcast

The Company will hold a conference call today at 2:00 p.m. Pacific time / 5:00 p.m. Eastern time to discuss third quarter and full year results.

Members of the public are invited to listen to the event via a listen-only telephone conference call line or the Internet. To access the live telephone conference call, please dial (877) 670-9781 or (408) 940-3818. To access the live webcast via the Internet, log on at the Investors page of the Company’s website at www.encorecapital.com.

Non-GAAP Financial Measures

The Company has included information concerning Adjusted EBITDA because management utilizes this information, which is materially similar to a financial measure contained in covenants used in the Company’s credit agreement, in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning adjusted operating expenses excluding stock-based compensation expense and tax lien transfer segment operating expenses in order to facilitate a comparison of approximate cash costs to cash collections for the debt purchasing business in the periods presented. Adjusted EBITDA and adjusted operating expenses have not been prepared in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has included a reconciliation of Adjusted EBITDA to reported earnings under GAAP and a reconciliation of adjusted operating expenses excluding stock-based compensation expense, and tax lien transfer segment operating expenses to the GAAP measure total operating expenses.

About Encore Capital Group, Inc.

Encore Capital Group is a leading provider of debt management and recovery solutions for consumers and property owners across a broad range of assets. Through its subsidiaries, the Company purchases portfolios of consumer receivables from major banks, credit unions, and utility providers, and partners with individuals as they repay their obligations and work toward financial recovery. Through its Propel Financial Services, LLC subsidiary, the Company assists property owners who are delinquent on their property taxes by structuring affordable monthly payment plans.

Encore Capital Group, Inc.

Headquartered in San Diego, Encore Capital Group is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about the Company can be found at www.encorecapital.com. The Company’s website and the information contained therein, is not incorporated into and is not a part of this press release.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

Encore Capital Group, Inc.

Contact:

Encore Capital Group, Inc.

Paul Grinberg (858) 309-6904

paul.grinberg@encorecapital.com

Adam Sragovicz (858) 309-9509

adam.sragovicz@encorecapital.com

FINANCIAL TABLES FOLLOW

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Condensed Consolidated Statements of Financial Condition

(In Thousands, Except Par Value Amounts)

(Unaudited)

	September 30, 2012	December 31, 2011
Assets
Cash and cash equivalents	$19,263	$8,047
Accounts receivable, net	2,471	3,265
Investment in receivable portfolios, net	811,620	716,454
Deferred court costs, net	37,561	38,506
Property tax payment agreements receivable, net	135,190	—
Interest receivable	4,180	—
Property and equipment, net	19,771	17,796
Other assets	23,068	11,968
Goodwill	55,446	15,985
Identifiable intangible assets, net	515	462

Total assets	$1,109,085	$812,483

Liabilities and stockholders’ equity
Liabilities:
Accounts payable and accrued liabilities	$43,108	$29,628
Deferred tax liabilities, net	17,532	15,709
Debt	615,131	388,950
Other liabilities	2,132	6,661

Total liabilities	677,903	440,948

Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock, $.01 par value, 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $.01 par value, 50,000 shares authorized, 25,002 shares and 24,520 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively	250	245
Additional paid-in capital	133,005	123,406
Accumulated earnings	299,162	249,852
Accumulated other comprehensive loss	(1,235)	(1,968)

Total stockholders’ equity	431,182	371,535

Total liabilities and stockholders’ equity	$1,109,085	$812,483

See accompanying notes to condensed consolidated financial statements

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Condensed Consolidated Statements of Comprehensive Income (Unaudited)

(In Thousands, Except Per Share Amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues
Revenue from receivable portfolios, net	$140,682	$115,843	$405,818	$332,262
Tax lien transfer
Interest income	5,585	—	8,567	—
Interest expense	(1,475)	—	(2,125)	—

Net interest income	4,110	—	6,442	—

Total revenues	144,792	115,843	412,260	332,262

Operating expenses
Salaries and employee benefits	25,397	20,087	72,891	57,458
Cost of legal collections	43,544	40,169	123,203	117,364
Other operating expenses	14,829	9,904	38,854	26,944
Collection agency commissions	4,227	3,264	12,352	10,774
General and administrative expenses	14,091	10,704	46,331	29,471
Depreciation and amortization	1,533	1,054	4,193	2,916

Total operating expenses	103,621	85,182	297,824	244,927

Income from operations	41,171	30,661	114,436	87,335

Other (expense) income
Interest expense	(7,012)	(5,175)	(19,024)	(16,137)
Other income (expense)	1,036	(342)	1,385	(182)

Total other expense	(5,976)	(5,517)	(17,639)	(16,319)

Income from continuing operations before income taxes	35,195	25,144	96,797	71,016
Provision for income taxes	(13,887)	(9,834)	(38,393)	(27,658)

Income from continuing operations	21,308	15,310	58,404	43,358
Income (loss) from discontinued operations, net of tax	—	60	(9,094)	466

Net income	$21,308	$15,370	$49,310	$43,824

Weighted average shares outstanding:
Basic	25,071	24,638	24,930	24,493
Diluted	26,047	25,604	25,920	25,636
Basic earnings (loss) per share from:
Continuing operations	$0.85	$0.62	$2.34	$1.77
Discontinued operations	$0.00	$0.00	$(0.36)	$0.02
Net basic earnings per share	$0.85	$0.62	$1.98	$1.79
Diluted earnings (loss) per share from:
Continuing operations	$0.82	$0.60	$2.25	$1.69
Discontinued operations	$0.00	$0.00	$(0.36)	$0.02
Net diluted earnings per share	$0.82	$0.60	$1.90	$1.71
Other comprehensive gain (loss):
Unrealized gain (loss) on derivative instruments	3,027	(2,042)	1,205	(2,094)
Income tax (provision) benefit related to unrealized gain (loss) on derivative instruments	(1,186)	796	(472)	819

Other comprehensive gain (loss), net of tax	1,841	(1,246)	733	(1,275)

Comprehensive income	$23,149	$14,124	$50,043	$42,549

See accompanying notes to condensed consolidated financial statements

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Condensed Consolidated Statements of Cash Flows

(Unaudited, In Thousands)

	Nine Months Ended September 30,
	2012	2011
Operating activities:
Net income	$49,310	$43,824
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	4,193	2,916
Impairment charge for goodwill and identifiable intangible assets	10,400	—
Amortization of loan costs and premium on property tax payment agreements receivable	2,091	1,367
Stock-based compensation expense	6,710	5,980
Income tax provision in excess of (less than) income tax payments	1,823	(1,472)
Excess tax benefit from stock-based payment arrangements	(3,600)	(4,904)
Loss on sale of discontinued operations	2,416	—
(Reversal) provision for allowances on receivable portfolios, net	(1,506)	8,109
Changes in operating assets and liabilities, net of effects of acquisition
Other assets	(20)	1,944
Deferred court costs	945	(3,968)
Prepaid income tax and income taxes payable	(8,407)	3,423
Accounts payable, accrued liabilities and other liabilities	1,798	1,012

Net cash provided by operating activities	66,153	58,231

Investing activities:
Cash paid for acquisition, net of cash acquired	(186,731)	—
Purchases of receivable portfolios	(408,757)	(250,107)
Collections applied to investment in receivable portfolios, net	313,205	234,726
Proceeds from put-backs of receivable portfolios	1,892	2,343
Originations of property tax payment agreements receivable	(22,912)	—
Collections applied to property tax payment agreements receivable, net	24,967	—
Purchases of property and equipment	(3,665)	(3,458)

Net cash used in investing activities	(282,001)	(16,496)

Financing activities:
Payment of loan costs	(1,832)	(835)
Proceeds from senior secured notes	—	25,000
Proceeds from revolving credit facilities	390,399	61,000
Repayment of revolving credit facilities	(163,048)	(127,000)
Proceeds from exercise of stock options	5,181	1,287
Taxes paid related to net share settlement of equity awards	(2,287)	(3,476)
Excess tax benefit from stock-based payment arrangements	3,600	4,904
Repayment of capital lease obligations	(4,949)	(2,848)

Net cash provided by (used in) financing activities	227,064	(41,968)

Net increase (decrease) in cash and cash equivalents	11,216	(233)
Cash and cash equivalents, beginning of period	8,047	10,905

Cash and cash equivalents, end of period	$19,263	$10,672

Supplemental disclosures of cash flow information:
Cash paid for interest	$18,634	$14,591
Cash paid for income taxes	36,840	24,860
Supplemental schedule of non-cash investing and financing activities:
Fixed assets acquired through capital lease	2,817	2,434

See accompanying notes to condensed consolidated financial statements

Encore Capital Group, Inc.

ENCORE CAPITAL GROUP, INC.

Supplemental Financial Information

Reconciliation of Adjusted EBITDA to GAAP Net Income and Adjusted Operating Expenses

Excluding Stock-based Compensation Expense and Tax Lien Transfer Segment Operating Expenses

to GAAP Total Operating Expenses

(In Thousands) (Unaudited)

	Three Months Ended September 30,
	2012	2011
GAAP net income, as reported	21,308	$15,310
Loss (income) from discontinued operations, net of tax	—	(60)
Interest expense	7,012	5,175
Provision for income taxes	13,887	9,834
Depreciation and amortization	1,533	1,054
Amount applied to principal on receivable portfolios	105,283	73,187
Stock-based compensation expense	1,905	2,405

Adjusted EBITDA	$150,928	$106,905

	Three Months Ended September 30,
	2012	2011
GAAP total operating expenses, as reported	$103,621	$85,182
Stock-based compensation expense	(1,905)	(2,405)
Tax lien transfer segment operating expenses	(2,055)	—

Adjusted operating expenses excluding stock-based compensation expense, and tax lien transfer segment operating expenses	$99,661	$82,777

	As of Sep 30, 2012	As of Dec 31, 2011
GAAP stockholders’ equity, as reported	$431,182	$371,535
Diluted shares outstanding	25,920	25,690

Stockholders’ equity per share	$16.64	$14.46

SOURCE Encore Capital Group, Inc.